SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: May 19, 1999
(Date of earliest event reported)

Commission File No. 333-61785

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1999, relating to the New South Home Equity Trust 1999-1, Home Equity Asset Backed Certificates, Series 1999-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV


       Delaware                                      06-1204982
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(State of Incorporation)                 (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                           10019
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(Address of principal executive offices)                          (Zip Code)



                                 (212) 713-2000
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              (Registrant's Telephone Number, including area code)



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      (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.       OTHER EVENTS

            Attached as an exhibit are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by First Union Capital Markets Corp., which are hereby filed pursuant to such letter.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c) Exhibits

Item 601(a)
of Regulation S-K
EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
      (99)                            Structural      Term     Sheets,
                                      Collateral   Term   Sheets   and
                                      Computational Materials prepared
                                      by First Union  Capital  Markets
                                      Corp.  in  connection  with  New
                                      South Home Equity Trust  1999-1,
                                      Home   Equity    Asset    Backed
                                      Certificates, Series 1999-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV


May 21, 1999

                                   By:/s/ BARBARA J. DAWSON
                                      ---------------------------
                                          Barbara J. Dawson
                                          Senior Vice President

                                INDEX TO EXHIBITS



                                                               Paper (P) or
EXHIBIT NO.               DESCRIPTION                          ELECTRONIC (E)
-----------               -----------                          --------------

(99)                      Structural Term Sheets,                    E
                          Collateral Term Sheets and
                          Computational Materials
                          prepared by First Union
                          Capital Markets Corp. in
                          connection with New South
                          Home Equity Trust 1999-1,
                          Home Equity Asset Backed
                          Certificates, Series 1999-1